Vanguard Variable Annuity

Supplement dated January 31, 2013

To the

Prospectus dated May 1, 2012

Issued Through TFLIC Separate Account B

By Transamerica Financial Life Insurance Company

The following hereby replaces the Mid-Cap Index Portfolio portion of the Investment Options section of the Vanguard Variable Annuity prospectus.

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The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

PSTRA 64 012013